FIFTH AMENDMENT TO
                                 LOAN AGREEMENT

         THIS FIFTH AMENDMENT TO LOAN AGREEMENT dated as of August 30, 2000 (this "Amendment"), is between WINTRUST FINANCIAL CORPORATION, an Illinois corporation (the "Borrower"), and LASALLE BANK NATIONAL ASSOCIATION, formerly known as, LASALLE NATIONAL BANK, a national banking association (the "Bank").

                                    RECITALS

         A. the Borrower and the Bank entered into a Loan Agreement dated as of August 30, 1996, as amended by a First Amendment thereto dated March 1, 1997, a Second Amendment thereto dated August 30, 1997, a Third Amendment dated August 30, 1998 and a Third Amendment dated August 30, 1999 (collectively, the "Agreement"); and

         B. the Borrower and the Bank desire to amend the Agreement as more fully described herein.

         NOW,  THEREFORE,  in  consideration  of the premises and other good and
valuable   consideration,   the  receipt  and   adequacy  of  which  are  hereby
acknowledged, the parties hereto agree as follows:

         1.       DEFINITIONS.   All  capitalized   terms  used  herein  without
definition shall have the respective meanings set forth in the Agreement.

         2.       AMENDMENTS TO THE AGREEMENT.

                  2.1 AMENDMENT TO SECTION 3(A) OF THE  AGREEMENT.  Section 3(a)
                      -------------------------------------------   ------------
of the Agreement is amended by deleting the first paragraph of Section 3(a) in its entirety and inserting in lieu thereof the following:

                  "(a) Interest accruing at the Prime Rate (hereinafter defined) on amounts outstanding under the Note shall be payable quarterly, in arrears, commencing on December 1, 2000 and continuing on the first day of each March, June, September and December thereafter. A final payment of all outstanding amounts due under the Note including, but not limited to principal, interest and any amounts owing under Subsection 10(m) of this Agreement, if not payable earlier, shall be due and payable on August 29, 2001 (the "Maturity Date"). Accrued and unpaid interest on the unpaid principal balance of all advances outstanding from time to time which are LIBOR (hereinafter defined) advances shall be payable on the last business day of each Interest Period (hereinafter defined), commencing on the first such date to occur after the date hereof, on the date of any principal repayment of a LIBOR advance and on the Maturity Date. The amounts outstanding under the Note from time to time shall bear interest calculated on the actual number of days elapsed on the basis of a 360 day year, at a rate equal, at the Borrower's


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         option, to either (a) the London Inter-Bank Offered Rate ("LIBOR") plus
         125 basis points, or (b) the Prime Rate (whichever rate is so selected, the "Interest Rate")."

                  2.2      AMENDMENT   TO  SECTION  7(E)  Section  7(e)  of  the
                           -----------------------------
Agreement is amended by deleting it in its entirety and inserting the following in lieu thereof:

                  "(e) Cause the Borrower, on a consolidated basis, to maintain tangible equity capital of no less than $80,000,000. For the purposes of this Section 7(e), "tangible equity capital" shall mean the sum of the common stock, surplus and retained earning accounts of the Borrower, reduced by the amount of any goodwill".

         3. WARRANTIES. To induce the Bank to enter into this Amendment, the Borrower warrants that:

                  3.1 AUTHORIZATION.  The Borrower is duly authorized to execute
                      -------------
and deliver this Amendment and is and will continue to be duly authorized to borrow monies under the Agreement, as amended hereby, and to perform its obligations under the Agreement, as amended hereby.

                  3.2 NO CONFLICTS. The execution and delivery of this Amendment
                      ------------
and the performance by the Borrower of its obligations under the Agreement, as amended hereby, do not and will not conflict with any provision of law or of the charter or by-laws of the Borrower or of any agreement binding upon the Borrower.

                  3.3 VALIDITY AND BINDING  EFFECT.  The  Agreement,  as amended
                      ----------------------------
hereby, is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

                  3.4 NO  DEFAULT.  As of the date  hereof,  no Event of Default
                      ------------
under Section 9 of the Agreement, as amended by this Amendment, or event or condition which, with the giving of notice or the passage of time, shall constitute an Event of Default, has occurred or is continuing.

                  3.5 WARRANTIES. As of the date hereof, the representations and
                      ----------
warranties in Section 5 of the Agreement are true and correct as though made on such date, except for such changes as are specifically permitted under the Agreement.

         4. CONDITIONS PRECEDENT. This Amendment shall become effective as of the date above first written after receipt by the Bank of the following documents:

                  (a)      This Amendment duly executed by the Borrower;

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                  (b)      A  Replacement  Revolving  Note in the form  attached
                           hereto as Exhibit A-5, duly executed by the Borrower;
                  (c)      A Second Amendment to Pledge and Security Agreement;
                  (d)      An  Amended  and  Restated   Collateral   Safekeeping
                           Agreement; and
                  (e) Such other documents and instruments as the Bank reasonably requests.

         5.       GENERAL.

                  5.1      LAW. This Amendment  shall be construed in accordance
                           ---
with and governed by the laws of the State of Illinois.

                  5.2      SUCCESSORS.  This Amendment shall be binding upon the
                           ----------
Borrower and the Bank and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Bank and their respective successors and assigns.

                  5.3 CONFIRMATION OF THE AGREEMENT. Except as amended -------------------------------ss hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects.


LASALLE BANK NATIONAL ASSOCIATION                 WINTRUST FINANCIAL CORPORATION


By:                                            By: /s/ David A. Dykstra
    --------------------------------------         -----------------------------

Its:                                           Its:Excutive Vice President & CFO
    --------------------------------------         -----------------------------




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              EXHIBIT A-5 TO THE FIFTH AMENDMENT TO LOAN AGREEMENT
              ----------------------------------------------------

                           REPLACEMENT REVOLVING NOTE

$40,000,000                                               Dated: August 30, 2000

         FOR VALUE RECEIVED, WINTRUST FINANCIAL CORPORATION, an Illinois corporation (the "Maker") promises to pay to the order of LASALLE BANK NATIONAL ASSOCIATION, a national banking association (the "Bank") the lesser of: the principal sum of FORTY MILLION DOLLARS ($40,000,000), or the aggregate unpaid principal amount outstanding under the Loan Agreement dated August 30, 1996 (as amended from time to time, the "Loan Agreement") between the Bank and the Maker at the maturity or maturities and in the amount or amounts as stated on the records of the Bank together with interest (computed on actual days elapsed on the basis of a 360 day year) on any and all principal amounts outstanding hereunder from time to time from the date hereof until maturity. Interest shall be payable at the rates of interest and the times set forth in the Loan Agreement. In no event shall any principal amount have a maturity later than August 30, 2001.

         This Note shall be available for direct advances.

         Principal and interest shall be paid to the Bank at its office at 135 South LaSalle Street, Chicago, Illinois 60603, or at such other place as the holder of this Note may designate in writing to the Maker. This Note may be prepaid in whole or in part as provided for in the Loan Agreement.

         This Note evidences indebtedness incurred under the Loan Agreement, to which reference is hereby made for a statement of the terms and conditions under which the due date of the Note or any payment thereon may be accelerated. The holder of this Note is entitled to all of the benefits provided for in the Loan Agreement.

         The Maker agrees that in action or proceeding instituted to collect or enforce collection of this Note, the amount on the Bank's records shall be conclusive and binding evidence, absent demonstrable error, of the unpaid principal balance of this Note.

         This Note is in replacement and substitution of, but not repayment for, a Revolving Note of the Borrower dated August 30, 1999 in the principal amount of $40,000,000 and is in no way intended to constitute a novation therefor.


                              WINTRUST FINANCIAL CORPORATION

                              By:
                                  ----------------------------------------------
                              Its:
                                  ----------------------------------------------

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